SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☐

Filed by a Party Other than the Registrant	☒

Check the Appropriate Box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

ENZON PHARMACEUTICALS, INC.

(Name of registrant as specified in its charter)

DellaCamera Capital Master Fund, Ltd.,

DellaCamera Capital Fund, Ltd.,

DellaCamera Capital Management, LLC,

Ralph DellaCamera, Jr.,

Andrew Kurtz,

and

Vincent Spinnato

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement no.:
(3)	Filing Party:
(4)	Date Filed:

On June 10, 2009, DellaCamera Capital Master Fund, Ltd., DellaCamera Capital Management, LLC and certain of the other participants in their proposed solicitation of written consents of the stockholders of Enzon Pharmaceuticals, Inc. (“Enzon”) shared the following presentation with attendees at a meeting of Enzon stockholders and other invited guests held at the Grand Hyatt New York, Alvin Room – Conference Level, 109 East 42nd Street (at Grand Central Terminal), New York, New York at 11:00 a.m. E.S.T.: